Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Institutional Class Shares Prospectus,

each dated February 27, 2015

with respect to

Thrivent Partner Small Cap Growth Fund

Thrivent Partner Small Cap Value Fund

Thrivent Mid Cap Growth Fund

Thrivent Partner Mid Cap Value Fund

Thrivent Natural Resources Fund

1.	The Board of Trustees of Thrivent Mutual Funds (the “Trust”) has approved the following mergers of series of the Trust:

Target Fund		Acquiring Fund

Thrivent Partner Small Cap Growth Fund	into	Thrivent Small Cap Stock Fund

Thrivent Partner Small Cap Value Fund	into	Thrivent Small Cap Stock Fund

Thrivent Mid Cap Growth Fund	into	Thrivent Mid Cap Stock Fund

Thrivent Partner Mid Cap Value Fund	into	Thrivent Mid Cap Stock Fund

Thrivent Natural Resources Fund	into	Thrivent Large Cap Stock Fund

Each merger is subject to approval by shareholders of the applicable Target Fund at a special meeting of shareholders to be held on or about August 14, 2015. Each merger, if approved by shareholders, would occur on or about August 28, 2015. The Target Funds will be closed to new shareholder accounts after the close of business on May 21, 2015.

2.	Timothy Ryan has been named a portfolio manager of Thrivent Partner Mid Cap Value Fund. Accordingly, the “Portfolio Manager(s)” section in the “Summary Section” and the final four sentences in the section about the Fund in “Portfolio Management” under “Management” are deleted and replaced with the following:

GSAM uses its Value Team to manage the Fund. Sean Gallagher is a Managing Director and is the chief investment officer of the Team, which he has been with since 2000. Andrew Braun is a Managing Director and has been with the Team since 1997. Dolores Bamford, CFA is a Managing Director and has been with the Team since 2002. Timothy Ryan, CFA is a Vice President and has been with the Team since 2015.

3.	The last sentence in the “Portfolio Turnover” section in the “Summary Section” regarding Thrivent Partner Small Cap Growth Fund is deleted and replaced with the following:

During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

The date of this Supplement is March 19, 2015.

Please include this Supplement with your Prospectus.

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